Exhibit 10.4

Execution Version

FORM OF LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of July 5, 2021 by and among (i) Satellogic Inc., a business company with limited liability incorporated under the laws of the British Virgin Islands (“PubCo”), (ii) CF Acquisition Corp. V, a Delaware corporation (“SPAC”) and (iii) the undersigned (“Holder”). Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Merger Agreement (as defined below).

WHEREAS, on or about the date of this Agreement, PubCo, SPAC, Ganymede Merger Sub 1 Inc., a business company with limited liability incorporated under the laws of the British Virgin Islands and a direct wholly owned subsidiary of PubCo (“Merger Sub 1”), Ganymede Merger Sub 2 Inc., a Delaware corporation and a direct wholly owned subsidiary of PubCo (“Merger Sub 2”) and Nettar Group, Inc. a business company with limited liability incorporated under the laws of the British Virgin Islands (“Company”), are entering into that certain Agreement and Plan of Merger (as amended from time to time in accordance with the terms thereof, the “Merger Agreement”), pursuant to which, among other matters, upon the consummation of the transactions contemplated thereby (the “Closing”), Merger Sub 1 will merge with and into the Company, with the Company continuing as the surviving entity and a wholly-owned subsidiary of PubCo (the “Initial Merger”), and Merger Sub 2 will merge with and into SPAC, with SPAC continuing as the surviving entity and a wholly-owned subsidiary of PubCo (the “Acquisition Merger”), and as a result of which all of the issued and outstanding capital stock of each of the Company and SPAC immediately prior to the Closing shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, in exchange for the right to receive newly issued PubCo Ordinary Shares, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the DGCL and the BVI Act, as applicable;

WHEREAS, as of the date hereof, Holder is a holder of Company Shares, Company Options and/or Convertible Equity Instruments in such amounts and classes or series as set forth underneath Holder’s name on the signature page hereto; and

WHEREAS, pursuant to the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties desire to enter into this Agreement, pursuant to which the PubCo Ordinary Shares and/or Assumed Options to be received by Holder as consideration in the Merger, including any PubCo Ordinary Shares underlying the Assumed Options, and further including any other securities held by the Holder immediately following the Merger which are convertible into, or exercisable, or exchangeable for, PubCo Ordinary Shares (all such securities, together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted, but not including any shares issued in connection with the PIPE Subscription Agreements, the “Restricted Securities”) shall become subject to limitations on disposition as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Lock-Up Provisions.

(a) Holder hereby agrees not to, without the prior written consent of PubCo in accordance with Section 2(h), during the period (the “Lock-Up Period”) commencing from the Closing and ending on the earlier of (A) the one (1) year anniversary of the date of the Closing; (B) the date on which the closing price of the PubCo Ordinary Shares on the stock exchange on which the PubCo Ordinary Shares are listed equals or exceeds $20.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 180 days after the date hereof; (C) with respect to 25% of the Restricted Securities owned by Holder, the date on which the closing price of the PubCo Ordinary Shares on the stock exchange on which the PubCo Ordinary Shares are listed equals or exceeds $15.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 180 days after the date hereof and (B) subsequent to the Closing, the date on which PubCo consummates a liquidation, merger, capital stock exchange, reorganization, or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property: (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder, with respect to any Restricted Securities owned by Holder, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities owned by Holder, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) (any of the foregoing described in clauses (i), (ii) or (iii), a “Prohibited Transfer”). The foregoing sentence shall not apply to the transfer of any or all of the Restricted Securities owned by Holder (each, a “Permitted Transferee”):

(i) in the case of an entity, transfers (A) to another entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned, (B) as part of a distribution to members, partners or shareholders of the undersigned and (C) to officers or directors, any current or future affiliate or family member of any of Holder’s officers or directors, or to any member(s), officers, directors or employees of Holder or any of its current or future affiliates;

(ii) in the case of an individual, transfers by gift to members of the individual’s immediate family or to a trust, the beneficiary of which is a member of one of the individual’s immediate family, an affiliate of such person or to a charitable organization;

(iii) in the case of an individual, transfers by virtue of laws of descent and distribution upon death of the individual;

(iv) in the case of an individual, transfers by operation of law or pursuant to a court order, such as a qualified domestic relations order, divorce decree or separation agreement;

(v) in the case of an individual, transfers to a partnership, limited liability company or other entity of which the undersigned and/or the immediate family (as defined below) of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(vi) in the case of an entity that is a trust, transfers to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust;

(vii) in the case of an entity, transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity;

(viii) the exercise of stock options or warrants to purchase PubCo Ordinary Shares or the vesting of stock awards of PubCo Ordinary Shares and any related transfer of PubCo Ordinary Shares to PubCo in connection therewith for the purpose of paying the exercise price of such options or warrants or for paying taxes due as a result of the exercise of such options or warrants, the vesting of such options, warrants or stock awards, or as a result of the vesting of such PubCo Ordinary Shares, it being understood that all PubCo Ordinary Shares received upon such exercise, vesting or transfer will remain subject to the restrictions of this Lock-Up Agreement during the Lock-Up Period;

(ix) Transfers to PubCo pursuant to any contractual arrangement in effect at the effective time of the Merger that provides for the repurchase by PubCo or forfeiture of PubCo Ordinary Shares or other securities convertible into or exercisable or exchangeable for PubCo Ordinary Shares in connection with the termination of the Holder’s service to PubCo; and

(x) the entry, by the Holder, at any time after the effective time of the Merger, of any trading plan providing for the sale of PubCo Ordinary Shares by the Securityholder, which trading plan meets the requirements of Rule 10b5-1(c) under the Exchange Act; provided, however, that such plan does not provide for, or permit, the sale of any PubCo Ordinary Shares during the Lock-Up Period and no public announcement or filing is voluntarily made or required regarding such plan during the Lock-Up Period;

provided, however, that it shall be a condition to any transfer pursuant to clauses (i) through (vii) above that the Permitted Transferee of such Transfer shall enter into a written agreement, in substantially the form of this Lock-Up Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the Holder and not to the immediate family of the transferee), stating that such permitted transferee is receiving and holding the Lock-Up Shares subject to the provisions of this Lock-Up Agreement, and that there shall be no further transfer of such Lock-Up Shares except in accordance with this Lock-Up Agreement. For purposes of this paragraph 2, “immediate family” shall mean a spouse, domestic partner, child (including by adoption), father, mother, brother or sister, in each case, of the undersigned, and lineal descendant (including by adoption) of the undersigned or of any of the foregoing persons; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended. Holder further agrees to execute such agreements as may be reasonably requested by PubCo that are consistent with the foregoing or that are necessary to give further effect thereto.

(b) If any Prohibited Transfer is made or attempted contrary to the provisions of this Agreement, such purported Prohibited Transfer shall be null and void ab initio, and PubCo shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 1, PubCo may impose stop-transfer instructions with respect to the Restricted Securities of Holder (and Permitted Transferees and assigns thereof) until the end of the Lock-Up Period.

(c) During the Lock-Up Period, each certificate evidencing any Restricted Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF JULY 5, 2021, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “ISSUER”), THE ISSUER’S SECURITY HOLDER NAMED THEREIN AND CERTAIN OTHER PARTIES NAMED THEREIN, AS AMENDED. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

Promptly upon the expiration of the Lock-Up Period, PubCo will make reasonable best efforts to remove such legend from the certificates evidencing the Restricted Securities.

(d) For the avoidance of any doubt, Holder shall retain all of its rights as a shareholder of PubCo during the Lock-Up Period, including the right to vote any Restricted Securities.

(e) Holder hereby acknowledges and agrees that, upon the Closing, each of Holder’s Company Options outstanding immediately prior to the Closing, whether vested or unvested, shall automatically and without any required action on the part of Holder or any other beneficiary thereof, be converted into Assumed Options in accordance with Section 2.2(g)(iii) of the Merger Agreement, as applicable, and without any right or claim to any further equity or other compensation with respect to such Company Options.

(f) Holder shall be free to engage in transactions relating to PubCo Ordinary Shares or other securities convertible into or exercisable or exchangeable for PubCo Ordinary Shares acquired in open market transactions after the effective time of the Merger, provided, that no such transaction is required to be, or is, publicly announced (whether on Form 4, Form 5 or otherwise, other than a required filing on Schedule 13F, 13G or 13G/A) during the Lock-Up Period.

2. Miscellaneous.

(a) Termination of Merger Agreement. This Agreement shall be binding upon Holder upon Holder’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the Closing. Notwithstanding anything to the contrary contained herein, in the event that the Merger Agreement is terminated in accordance with its terms prior to the Closing, this Agreement and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

(b) Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Agreement and all obligations of Holder are personal to such Holder and may not be transferred or delegated by Holder at any time without the prior written consent of PubCo in accordance with Section 2(h), except in accordance with the procedures set forth for transfers of Restricted Securities to Permitted Transferees in the second sentence of Section 1(a). Each of SPAC and the Company may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) without obtaining the consent or approval of Holder. For the avoidance of doubt this Section 2(b) does not apply to Sponsor’s rights under Section 2(h).

(c) Third Parties. Except for the rights of the Sponsor (or its assignee) as provided in Section 2(h), nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party.

(d) Governing Law; Jurisdiction; Waiver of Jury Trial. Sections 11.7 and 11.14 of the Merger Agreement shall apply to this Agreement mutatis mutandis.

(e) Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(f) Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by email during normal business hours, (iii) by FedEx, UPS or other nationally recognized overnight courier service or (iv) after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, and otherwise on the next Business Day, addressed as follows (or at such other address for a party as shall be specified by like notice):

If to SPAC prior to the Closing, to:

CF Acquisition Corp. V
110 East 59th Street
New York, New York 10022
Attention: Chief Executive Officer
Email: CFV@cantor.com

and

Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004
Attention: Ken Lefkowitz
Email: ken.lefkowitz@hugheshubbard.com

If to SPAC from and after the Closing, to: If to PubCo prior to the Closing, to:

Email: ceo@satellogic.com, gc@@satellogic.com
Attention: Emiliano Kargieman

with a copy (which shall not constitute notice) to:

Friedman Kaplan Seiler & Adelman LLP

7 Times Square
New York, NY 10036-6516
Email: areindel@fklaw.com
Attention: Asaf Reindel

and

Greenberg Traurig LLP
333 SE 2nd Avenue
Suite 4400
Miami, FL 33131
Email: annexa@gtlaw.com
Attention: Alan I. Annex

If to PubCo from and after the Closing, to: Email: ceo@satellogic.com, gc@satellogic.com Attention: Emiliano Kargieman

With copies (which shall not constitute notice) to:

Friedman Kaplan Seiler & Adelman LLP
7 Times Square
New York, NY 10036-6516
Email: areindel@fklaw.com
Attention: Asaf Reindel

and

Greenberg Traurig LLP
333 SE 2nd Avenue
Suite 4400
Miami, FL 33131
Email: annexa@gtlaw.com
Attention: Alan I. Annex

and

CFAC Holdings V, LLC
110 East 59th Street
New York, New York 10022
Attention: Chief Executive Officer
Email: CFV@cantor.com

and

Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004
Attention: Kenneth Lefkowitz
Email: ken.lefkowitz@hugheshubbard.com

If to Holder, to: the address set forth below Holder’s name on the signature page to this Agreement.

(g) Amendments and Waivers. This Agreement may be amended or modified only with the written consent of (i) SPAC, PubCo and Holder (if prior to the Closing) or (ii) SPAC, Sponsor and Holder (if from and after the Closing). The observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the party against whom enforcement of such waiver is sought. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(h) Authorization on Behalf of PubCo. The parties acknowledge and agree that notwithstanding anything to the contrary contained in this Agreement, any and all determinations, actions or other authorizations under this Agreement on behalf of PubCo from and after the Closing, including enforcing PubCo’s rights and remedies under this Agreement, or providing any waivers or amendments with respect to this Agreement or the provisions hereof, shall solely be made, taken and authorized by, or as directed by CFAC Holdings V, LLC (the “Sponsor”); provided that the Sponsor may, without being required to obtain the consent of any party hereto, assign all of its rights under this Agreement to any Affiliate of the Sponsor to whom the Sponsor’s PubCo Ordinary Shares are transferred after the Closing in compliance with any applicable contractual or legal requirments. Without limiting the foregoing, in the event that Holder or Holder’s Affiliate serves as a director, officer, employee or other authorized agent of PubCo or any of its current or future Affiliates, Holder and/or Holder’s Affiliate shall have no authority, express or implied, to act or make any determination on behalf of PubCo or any of its current or future Affiliates in connection with this Agreement or any dispute or Action with respect hereto.

(i) Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a court of competent jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(j) Specific Performance. Holder acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by Holder, money damages will be inadequate and PubCo will have no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by Holder in accordance with their specific terms or were otherwise breached. Accordingly, PubCo shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by Holder and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(k) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Merger Agreement or any Ancillary Agreements. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of PubCo or any of the obligations of Holder under any other agreement between Holder and PubCo or any certificate or instrument executed by Holder in favor of PubCo, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of PubCo or any of the obligations of Holder under this Agreement.

(l) Further Assurances. From time to time, at another party’s request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(m) Counterparts; Facsimile.  This Agreement may also be executed and delivered by facsimile signature or by email in portable document format in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow.]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

PubCo:

Satellogic Inc.

By:
Name:
Title:

SPAC:

CF Acquisition Corp. V

By:
Name:
Title:

[Signature Page to Lock-Up Agreement between PubCo, SPAC and Holder (Project Ganymede)]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

Holder:

Name of Holder: [ _____________________ ]

By:
Name:
Title:

Number and Type of Company Securities:

Company Ordinary Shares:  _______________________________________________________

Company Preference Shares: ______________________________________________________

                                                  ______________________________________________________

                                                  ______________________________________________________

Company Options:                 ______________________________________________________

                                                  ______________________________________________________

                                                  ______________________________________________________

Convertible Equity Instruments[1]:__________________________________________________

                                                  ______________________________________________________

Address for Notice:

Address:_________________________________
________________________________________
________________________________________
Facsimile No.:_____________________________
Telephone No.:____________________________
Email:___________________________________

1 NTD: To include number of preference shares the note holder would be entitled to receive of Company Ordinary Shares on an as converted basis prior to the Closing.

[Signature Page to Lock-Up Agreement between [PubCo], SPAC and Holder (Project Ganymede)]